UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2018

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-12291	54-1163725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100

Arlington, Virginia 22203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 522-1315

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03.	Material Modification to Rights of Security Holders.

On March 21, 2018, The AES Corporation (the “Company” or “AES”) settled its tender offer (the “Tender Offer”) to purchase for cash up to $700,000,000 aggregate principal amount of its 5.500% senior notes due 2024 (the “2024 Notes”) and 5.500% senior notes due 2025 (the “2025 Notes,” and, together with the 2024 Notes, the “Notes”). In conjunction with the Tender Offer, AES solicited consents (the “Consent Solicitation” and, collectively with the Tender Offer, the “Offer”) to amend the indenture governing the 2024 Notes to shorten the notice requirements for optional redemption with respect to the 2024 Notes from thirty days to three business days (the “Proposed Amendments”).

In connection with the Tender Offer, AES received the requisite consents of holders of the 2024 Notes, and entered into a Twenty-Fourth Supplemental Indenture dated March 15, 2018 between the Company and Deutsche Bank Trust Company Americas, as successor to Wells Fargo Bank, N.A. and Bank One, National Association (formerly known as The First National Bank of Chicago), as Trustee (the “Trustee”), to amend the indenture governing the 2024 Notes to give effect to the Proposed Amendments (the “Supplemental Indenture”). The Supplemental Indenture came into effect on March 21, 2018 in connection with the acceptance for payment of validly tendered 2024 Notes in the Offer.

AES previously announced that it completed the sale of its entire 51% equity interest in Masin-AES Pte. Ltd, a subsidiary that owns AES’ business interests in the Philippines (the “Asset Sale”). AES used a portion of the proceeds from the Asset Sale to finance the settlement of the Offer and intends to use the remaining proceeds to retire other outstanding indebtedness and for general corporate purposes.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, which is filed as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Twenty-Fourth Supplemental Indenture, dated March 15, 2018, between The AES Corporation and Deutsche Bank Trust Company Americas, as Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

By:	/s/ Thomas M. O’Flynn
Name:	Thomas M. O’Flynn
Title:	Executive Vice President and Chief Financial Officer

Date: March 21, 2017